SUBORDINATION AGREEMENT

[TALIA LTD]

This Subordination Agreement (this "Agreement") is entered into as of October 31, 2011 (the "Effective Date"), by HERALD NATIONAL BANK, a national banking association, whose address is 623 Fifth Avenue, 11th Floor, New York, New York 10022 (the "Bank"), TALIA LTD., whose address is 411 West 14thStreet, 4th Floor, New York, New York 10128 (the "Creditor"), and THE ONE GROUP, LLC, a Delaware limited liability company, ONE 29 PARK MANAGEMENT, LLC, a New York limited liability company, STK-LAS VEGAS, LLC, a Nevada limited liability company, and STK ATLANTA, LLC, a Georgia limited liability company, (hereinafter referred to individually as a "Borrower", and collectively, as the "Borrowers"), whose address is c/o The One Group, LLC, 411 West 14th Street, 3rdFloor, New York, New York 10014.

The Bank has agreed to extend or renew credit to the Borrowers on the condition that the Creditor enter into this Agreement. In order to induce the Bank to extend such credit to the Borrowers, the Creditor has agreed to enter into this Agreement and to subordinate all indebtedness owed to it by the Borrowers as provided herein.

In consideration of the Bank's extension or renewal of credit to the Borrowers, the Bank, the Creditor and the Borrowers agree as follows:

1.           Subordinated Debt. All of the indebtedness, liabilities and obligations of the Borrowers or any of them to the Creditor, whether now existing or hereafter arising, including, without limitation, the indebtedness, liabilities and obligations of the Borrowers to the Creditor described in the attached Schedule "A", and all instruments and documents executed and delivered in connection therewith (any promissory note evidencing such indebtedness, liabilities and obligations of Creditor is hereinafter referred to as, a "Subordinated Note"), whether for principal, interest, fees, costs or expenses, and whether or not currently contemplated (regardless of the extent to which such documents are enforceable against the Borrowers or any of them and regardless of the extent to which such amounts are allowed as claims against the Borrowers or any of them, in each case, in any bankruptcy or other similar proceeding relative to any Borrower, and including any interest accruing thereon after the date of filing any petition by or against any Borrower in connection with any bankruptcy or other similar proceeding and any other interest that would have accrued thereon but for the commencement of such proceeding) are hereinafter referred to collectively as "Subordinated Debt".

2.          Bank Debt. All indebtedness, liabilities and obligations of the Borrowers to the Bank, whether now existing or hereafter arising, including, without limitation, the indebtedness, liabilities and obligations of the Borrowers to the Bank under the Credit Agreement, dated as of the date hereof, among the Bank and the Borrowers (such agreement, as it may from time to time be amended, modified and/or supplemented, is hereinafter referred to as the "Credit Agreement"), the Note and the Security Documents (as such terms are defined in the Credit Agreement and hereinafter referred to as the "Bank Security Documents") and all other instruments and documents executed and delivered in connection therewith, whether for principal, interest, fees, costs or expenses and whether or not currently contemplated (regardless of the extent to which such documents are enforceable against the Borrowers or any of them and regardless of the extent to which such amounts are allowed as claims against the Borrowers or any of them in any bankruptcy or other proceeding relative to any Borrower, and including any interest accruing thereon after the date of filing any petition by or against any Borrower in connection with any bankruptcy or other proceeding and any other interest that would have accrued thereon but for the commencement of such proceeding) are hereinafter referred to collectively as "Bank Debt".

3.           Consent; No Default. The Creditor hereby consents to and approves of the execution, delivery and performance by the Borrowers of the Credit Agreement and the Bank Security Documents, and all other instruments and documents executed and delivered in connection therewith (the "Bank Loan Documents") and the consummation of the transactions contemplated thereby notwithstanding anything to the contrary contained in any of the agreements, instruments and documents executed in connection with the Subordinated Debt. The Borrowers and the Creditor represent and warrant to the Bank that as of the Effective Date, there does not exist any default under the Subordinated Debt.

4.           Agreement to Subordinate. The Creditor and the Borrowers agree that the payment of any and all Subordinated Debt is hereby expressly subordinated to the prior payment of all Bank Debt to the extent and in the manner set forth herein.

5.           Payment of Subordinated Debt Prohibited. Subject to subparagraph (c) below, until all Bank Debt shall have been paid in full, no Borrower shall make and the Creditor shall not receive, accept or retain any direct or indirect payment or reduction (whether by way of loan, set-off or otherwise) in respect of:

(a)         the principal of the Subordinated Debt, whether such principal of the Subordinated Debt shall have become payable on the maturity of the installment or installments thereof provided for in the Subordinated Notes, by acceleration or otherwise; or (ii) the interest on the Subordinated Debt accrued through the date hereof; and

(b)         Except as provided in clause (ii) of Section 5(a) of this Agreement, the interest on the Subordinated Debt, whether such interest on the Subordinated Debt shall have become payable on the date such payment of interest would (but for the terms hereof) be payable to and received by the Creditor pursuant to the Subordinated Note (hereinafter referred to as a "Subordinated Debt Payment Date"), by acceleration or otherwise if, on any such Subordinated Debt Payment Date:

(i)          an Event of Default, as defined or specified in the Credit Agreement (hereinafter referred to as an "Event of Default"), shall have occurred, shall be continuing and shall not have been specifically waived in writing by the Bank; or

(ii)         whether or not an Event of Default shall be continuing on any Subordinated Debt Payment Date, the Bank, pursuant to the Credit Agreement or the Note, shall have declared the Bank Debt or any portion thereof due and payable in full in accordance with the terms of the Credit Agreement and on the basis of any Event of Default and such acceleration shall not have been specifically rescinded in writing by the Bank.

Scheduled payments of the interest on the Subordinated Debt that are not prohibited under this Agreement from being made may be made (it being understood and agreed that payment of all interest on the Subordinated Debt accrued through the date hereof shall be prohibited from being made), but only upon, subject and pursuant to the terms and provisions, including the dates, amounts and rate of principal and interest payments, as are set forth in the Subordinated Note as in effect on the date of this Agreement; provided, however, that until the Bank Debt shall have been paid in full, no Borrower shall make, and the Creditor shall not receive, accept or retain, any prepayment on account of principal or interest on any of the Subordinated Debt without the prior written consent of the Bank.

(c)          In the event of (x) any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, readjustment of debt, arrangement, composition, assignment for the benefit of creditors, or other similar proceeding relative to any Borrower or its creditors, as such, or its property, or (y) any proceeding for voluntary liquidation, dissolution or other winding up or bankruptcy proceedings, then and in any such event:

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(i)           All of the Bank Debt shall first be paid in full before any payment or distribution of any character, whether in cash, securities, obligations or other property, shall be made in respect of the Subordinated Debt;

(ii)          Any payment or distribution of any character, whether in cash, securities, obligations or other property, that would otherwise (but for the terms hereof) be payable or deliverable in respect of the Subordinated Debt, shall be paid or delivered directly to the Bank until all of the Bank Debt shall have been paid in full, and the Creditor, irrevocably authorizes, empowers and directs all receivers, custodians, trustees, liquidators, conservators and others having authority in the premises to effect all such payments and deliveries; and

(iii)         The Creditor will, upon the written request of the Bank, prove, enforce and endeavor to obtain payment of the aggregate outstanding amount of all unpaid Subordinated Debt payments due and payable, or thereafter becoming due and payable from the Borrowers to the Creditor, and will turn over to the Bank in precisely the form received, any payment of any kind or character on account of such Subordinated Debt for application to the payment of any indebtedness, liabilities or obligations of the Borrowers to the Bank then existing.

(d)         Except to the extent provided in this Agreement that the Subordinated Debt may not become due and payable or be paid, nothing contained herein shall impair, as among the Borrowers and the Creditor, the obligation of the Borrowers, which is absolute and unconditional, to pay to the Creditor the principal of the Subordinated Notes, and interest thereon, as and when the same shall become due and payable in accordance with the terms thereof, or prevent the Creditor upon default with respect to the Subordinated Debt, from exercising all rights, powers and remedies otherwise provided therein or by applicable law, all subject to the rights of the holders of Bank Debt hereunder.

6.           Post-Petition Interest. Notwithstanding any statute, including, without limitation, the Federal Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary, the right of the Bank hereunder to have all of the Bank Debt paid and satisfied in full prior to the payment of any of the Subordinated Debt shall include, without limitation, the right of the Bank to be paid in full all interest accruing on the Bank Debt due to it after the filing of any petition by or against any Borrower in connection with any bankruptcy or similar proceeding, whether or not a claim by the Bank for such post- petition interest is enforceable in such proceeding, prior to the payment of any amounts in respect of the Subordinated Debt, including, without limitation, any interest due to the Creditor accruing after such date.

7.           Reserved.

8.           Assignment of Subordinated Debt and Collateral. To secure payment and performance of Bank Debt by the Borrowers, the Creditor hereby grants the Bank a security interest in and assigns to the Bank all Subordinated Debt and all collateral of any kind and guarantees therefor including all instruments evidencing Subordinated Debt. The Bank may file financing statements upon such collateral (if any) concerning the security interest hereby created.

9.           Bank Appointed Attorney-in-Fact. The Bank is hereby irrevocably appointed attorney- in-fact for the Creditor with full power to act in stead of the Creditor to sign financing statements reflecting the assignment of Subordinated Debt and collateral and guarantees therefor and to act in all matters concerning the Subordinated Debt including the right to make, present, file and vote proofs of claim against any Borrower on account of all or part of the Subordinated Debt and receive and collect any dividends thereon, foreclose under any mortgage or security agreements or otherwise take possession of and sell collateral and collect against any guarantees and apply proceeds of such dividends, sale or collection to reduction of Subordinated Debt and to compromise or settle any claim related thereto.

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10.          Subordinated Legend. So long as this Agreement is in effect, the parties hereto will cause any note and any other instrument which may evidence Subordinated Debt from time to time to be endorsed with the following legend:

"The indebtedness evidenced by this instrument is subordinated to the prior payment of the Bank Debt, as defined in, pursuant to, and to the extent provided in, the Subordination Agreement dated October 31, 2011, in favor of Herald National Bank"

The parties hereto each will further mark the appropriate books of account to reflect the effect of this Agreement. The Creditor agrees to deliver to the Bank, upon written request, all instruments evidencing Subordinated Debt or collateral or guarantees therefor endorsed in blank.

11.         Subordinated Instrument to the Bank. The Creditor shall deliver any note and any other instrument which may evidence Subordinated Debt or collateral or guarantees therefor to the Bank to hold in its possession under the assignment granted herein. Such instruments shall be returned to the Creditor when the subordination granted herein terminates.

12.         Restrictions on Creditor. Prior to the payment in full of the Bank Debt and notwithstanding anything to the contrary contained in the Subordinated Notes or any other agreement, instrument or document executed and delivered in connection with the Subordinated Debt (hereinafter referred to collectively as the "Subordinated Debt Documents"), the Creditor shall not, without the prior written consent of the Bank, accelerate the maturity of all or any portion of the Subordinated Debt, or take any action towards collection of all or any portion of the Subordinated Debt or enforcement of any rights, powers or remedies under the Subordinated Debt Documents or other agreements entered into pursuant thereto, or applicable law, upon the occurrence of any event of default under and as defined in any of the Subordinated Debt Documents or any event which, with the passage of time, or giving of notice, or both, would constitute such a default (including, without limitation, the occurrence of an Event of Default under any of the Bank Loan Documents).

13.         Limitation on Modification of Subordinated Debt. The Borrowers and the Creditor shall not, without the prior written consent of the Bank, modify, extend, supplement or increase Subordinated Debt.

14.         No Limitation on Modification of Bank Debt. The Bank may, without notice to the Creditor, extend, renew, modify or increase Bank Debt and may substitute, exchange or release collateral or letters of credit securing payment of Bank Debt and may add or release any guarantor or surety on Bank Debt.

15.         Further Assurance. The Creditor and the Borrowers shall execute and deliver to the Bank such further instruments and shall take such further action as the Bank may from time to time reasonably request in order to carry out the provisions and intent of this Agreement and to confirm that Bank Debt is entitled to the benefits of this Agreement and shall not act or permit any action prejudicial to or inconsistent with the priority position of the Bank Debt over Subordinated Debt created by this Agreement.

16.         Rights of Subrogation. The Creditor agrees that no payment or distribution to Bank pursuant to the provisions of this Agreement shall entitle the Creditor to exercise any rights of subrogation in respect thereof until Bank Debt is finally and unavoidably paid in full.

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17.         Representations, Warranties and Covenants. The Creditor represents, warrants and covenants that now and until all Bank Debt is fully paid, the Subordinated Debt shall not be subject to any set off, security interests, liens, charges, subordinations other than this Agreement, assignments or encumbrances; is payable solely to the Creditor; is not and shall not be subject to any guaranty or surety; and is not in default. The Creditor covenants and agrees that (i) it is the sole owner of the Subordinated Debt as of the Effective Date and (ii)the Creditor shall not sell, assign or otherwise transfer Subordinated Debt unless the transferee of such Subordinated Debt shall agree in writing to be bound by the terms of this Agreement. Each Borrower represents and warrants that the Subordinated Debt is due and payable according to its terms.

18.         Termination of Subordination. This Agreement and the subordination granted herein shall terminate when Bank Debt is finally and unavoidably paid. Bank Debt shall be deemed not to be paid in full, for purposes of this Agreement, so long as the Bank has any obligation with respect to the Bank Debt, to make further advances to the Borrowers. However, this Agreement and the subordination granted herein shall continue to be effective or be reinstated if any payment of Bank Debt is rescinded, avoided, or for any reason returned by Bank because of any adverse claim or threatened action as though such payment had not been made.

19.         Remedies. If, notwithstanding the provisions of this Agreement, any payment or distribution of any character (whether in cash, securities, or other property) or any security shall be received by the Creditor in contravention of the terms of this Agreement and before all Bank Debt shall have been paid in full, such payment, distribution or security (i) shall not be commingled with any asset of the Creditor, shall be held in trust for the benefit of, and (ii) shall be paid over or delivered or transferred to, the Bank, or its representative, for application to the payment of all Bank Debt remaining unpaid, until all of the Bank Debt shall have been paid in full. Upon violation of this Agreement by the Creditor or any Borrower, the Bank may accelerate the maturity of Bank Debt and Subordinated Debt so that all Bank Debt and Subordinated Debt is immediately due and payable. The Creditor shall pay to Bank all sums received by the Creditor paid in violation of this Agreement, up to the amount of the Bank Debt and Bank shall have all remedies of the Creditor against collateral for Subordinated Debt. The Bank is entitled to specific performance of this Agreement and each Borrower and the Creditor waive any defense based upon adequacy of remedy at law which may be asserted as a bar to the remedy of specific performance. No failure on the part of the Bank to exercise or delay in exercising any right or remedy hereunder shall operate as a waiver thereof nor shall any partial exercise of any rights or remedies hereunder preclude any other or further exercise of such or additional rights or remedies. The remedies provided herein are cumulative of any other remedies provided by law or otherwise held against any Borrower.

19.         Miscellaneous.

(a)          Waiver of Notice:    The Creditor waives notice of the acceptance of this

Agreement by Bank.

(b)         Severability: If any provision of this Agreement is found to be invalid or unenforceable, the remainder of such provision and all other provisions of this Agreement shall be valid and enforceable as if such unenforceable provision were not written.

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(c)          Notices: Any notices, demands or requests shall be sufficiently given the Creditor whose address is listed on the first page hereof or the Bank if in writing and mailed or delivered to the Bank whose address is listed on the first page hereof or to another address as provided herein and in the event either party hereto changes its address at prior to the date all Bank Debt paid in full, that party shall promptly give written notice to the other party of such change of address by registered or certified mail, return receipt requested, all charges prepaid.

(d)          Continuing Agreement: This Agreement shall be binding upon the parties and their respective successors and assigns.

(e)          Assignment: The Bank may assign or transfer its rights with respect to any Bank Debt to any person or entity, and such transferee shall thereupon become vested with all the rights in respect thereof granted to Bank herein. In the event of any proposed sale, assignment, disposition or other transfer of the Subordinated Debt, the Creditor shall, prior to the consummation of any such transfer, cause the transferee thereof to execute and deliver to the Bank an agreement (substantially identical to this Agreement or otherwise in form and substance satisfactory to the Bank) providing for the continued subordination of the Subordinated Debt to the Bank Debt as provided herein and for the continued effectiveness of all of the rights of the Bank arising under this Agreement.

(f)          Modification: This Agreement is irrevocable and no waiver or modification of any provision of this Agreement shall be valid unless in writing and signed by all parties hereto.

(g)         Governing Law: THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

(h)         Jurisdiction: THE CREDITOR IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE CREDITOR, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. THE CREDITOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN SUBPARAGRAPH (c) ABOVE. THE CREDITOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. THE CREDITOR SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS SUBPARAGRAPH (h) SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF THE BANK TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE CREDITOR IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

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(i)          LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING BANK BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE.

(j)          FINAL AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of the Subordinated Debt Documents, the provisions of this Agreement shall control and govern.

[Signature Page to Follow]

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IN WITNESS WHEREOF, Bank, the Creditor and the Borrowers have signed and sealed this Agreement as of the day and year first above written.

Bank:
HERALD NATIONAL BANK

By:	/s/ Michael Laurie
Name: Michael Laurie
Title: Senior Vice President and
Managing Director

Borrowers:
THE ONE GROUP, LLC

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Chief Executive Officer

ONE 29 PARK MANAGEMENT, LLC

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Chief Executive Officer

STK-LAS VEGAS, LLC

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Chief Executive Officer

STK ATLANTA, LLC

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Chief Executive Officer

CREDITOR:

TALIA LTD

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Managing Person

[Signature Page to The One Group Subordination Agreement – TALIA LTD]

Agreed to and Accepted:
GUARANTOR:

/s/ Jonathan Segal
Jonathan Segal

[Signature Page to The One Group Subordination Agreement- TALIA LTD]

SCHEDULE A

SUBORDINATED DEBT

1.	Promissory Note made by The One Group, LLC to TALIA LTD, dated October 1, 2009, in the original principal amount of $300,000.00

o	Outstanding principal as of September 30, 2011 - $300,000.00
o	Accrued interest as of September 30, 2011 - $0.00